Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2010 Fund
June 30, 2023
AFF10-NPRT1-0823
1.818354.118
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $438,363)	440,000	438,529

Domestic Equity Funds - 12.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	297,869	4,402,505
Fidelity Advisor Series Growth Opportunities Fund (c)	271,650	3,110,396
Fidelity Advisor Series Small Cap Fund (c)	151,477	1,749,558
Fidelity Series All-Sector Equity Fund (c)	153,489	1,591,684
Fidelity Series Commodity Strategy Fund (c)	19,805	1,917,078
Fidelity Series Large Cap Stock Fund (c)	339,187	6,410,626
Fidelity Series Large Cap Value Index Fund (c)	47,358	685,274
Fidelity Series Opportunistic Insights Fund (c)	222,059	3,812,761
Fidelity Series Small Cap Core Fund (c)	1,330	13,662
Fidelity Series Small Cap Opportunities Fund (c)	166,271	2,141,572
Fidelity Series Stock Selector Large Cap Value Fund (c)	320,685	4,034,218
Fidelity Series Value Discovery Fund (c)	278,735	4,130,849
TOTAL DOMESTIC EQUITY FUNDS (Cost $25,642,208)		34,000,183

International Equity Funds - 17.1%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	198,120	2,825,187
Fidelity Series Emerging Markets Fund (c)	313,047	2,601,424
Fidelity Series Emerging Markets Opportunities Fund (c)	927,450	15,720,279
Fidelity Series International Growth Fund (c)	455,089	7,477,106
Fidelity Series International Small Cap Fund (c)	122,307	1,985,037
Fidelity Series International Value Fund (c)	675,677	7,472,992
Fidelity Series Overseas Fund (c)	596,498	7,480,081
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $34,802,414)		45,562,106

Bond Funds - 61.4%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	3,963,113	37,372,159
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	955,857	7,551,274
Fidelity Series Emerging Markets Debt Fund (c)	187,301	1,386,027
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	48,768	458,415
Fidelity Series Floating Rate High Income Fund (c)	21,297	190,822
Fidelity Series High Income Fund (c)	171,969	1,408,424
Fidelity Series International Credit Fund (c)	33,781	260,453
Fidelity Series International Developed Markets Bond Index Fund (c)	1,198,281	10,281,247
Fidelity Series Investment Grade Bond Fund (c)	9,469,353	94,220,068
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,753,185	10,554,175
Fidelity Series Real Estate Income Fund (c)	39,687	380,200
TOTAL BOND FUNDS (Cost $180,764,457)		164,063,264

Short-Term Funds - 8.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	346,140	346,209
Fidelity Series Government Money Market Fund 5.17% (c)(e)	19,104,007	19,104,007
Fidelity Series Short-Term Credit Fund (c)	380,875	3,660,213
TOTAL SHORT-TERM FUNDS (Cost $23,225,954)		23,110,429

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $264,873,396)	267,174,511
NET OTHER ASSETS (LIABILITIES) - 0.0%	(92,344)
NET ASSETS - 100.0%	267,082,167

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
Chicago Board of Trade	53	Sep 2023	5,950,078	(104,210)	(104,210)
Chicago Board of Trade	61	Sep 2023	6,532,719	(99,273)	(99,273)

TOTAL PURCHASED					(203,483)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	9	Sep 2023	2,019,713	(41,923)	(41,923)
ICE MSCI EAFE Index Contracts (United States)	13	Sep 2023	1,401,075	(10,398)	(10,398)
ICE MSCI Emerging Markets Index Contracts (United States)	52	Sep 2023	2,594,540	26,973	26,973

TOTAL SOLD					(25,348)

TOTAL FUTURES CONTRACTS					(228,831)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.3%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $438,529.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	450,803	1,730,809	1,835,403	5,900	-	-	346,209	0.0%
Total	450,803	1,730,809	1,835,403	5,900	-	-	346,209

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	4,546,954	22,234	670,820	-	103,788	400,349	4,402,505
Fidelity Advisor Series Growth Opportunities Fund	3,215,430	15,670	538,412	-	(27,083)	444,791	3,110,396
Fidelity Advisor Series Small Cap Fund	1,802,918	63,541	185,597	-	8,182	60,514	1,749,558
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	36,908,486	1,530,113	830,500	-	(2,253)	(233,687)	37,372,159
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	8,021,795	40,371	345,115	1,153	(66,177)	(99,600)	7,551,274
Fidelity Series All-Sector Equity Fund	1,643,751	8,046	213,222	-	(1,224)	154,333	1,591,684
Fidelity Series Canada Fund	2,874,633	71,452	231,203	-	43,965	66,340	2,825,187
Fidelity Series Commodity Strategy Fund	1,863,864	144,798	46,190	-	(15,716)	(29,678)	1,917,078
Fidelity Series Emerging Markets Debt Fund	1,375,580	33,027	31,892	20,705	12	9,300	1,386,027
Fidelity Series Emerging Markets Debt Local Currency Fund	465,230	2,279	22,669	-	(2,092)	15,667	458,415
Fidelity Series Emerging Markets Fund	2,461,091	91,823	-	-	-	48,510	2,601,424
Fidelity Series Emerging Markets Opportunities Fund	16,153,080	-	895,441	-	60,388	402,252	15,720,279
Fidelity Series Floating Rate High Income Fund	189,845	5,578	6,520	4,239	(332)	2,251	190,822
Fidelity Series Government Money Market Fund 5.17%	18,485,743	1,351,715	733,451	233,501	-	-	19,104,007
Fidelity Series High Income Fund	1,413,432	28,457	35,212	21,219	(1,727)	3,474	1,408,424
Fidelity Series International Credit Fund	260,843	1,977	-	1,978	-	(2,367)	260,453
Fidelity Series International Developed Markets Bond Index Fund	10,474,875	200,576	260,889	146,895	(27,710)	(105,605)	10,281,247
Fidelity Series International Growth Fund	7,595,555	37,934	456,968	-	98,050	202,535	7,477,106
Fidelity Series International Small Cap Fund	2,086,887	10,314	139,652	-	47,333	(19,845)	1,985,037
Fidelity Series International Value Fund	7,562,516	134,700	539,012	-	59,381	255,407	7,472,992
Fidelity Series Investment Grade Bond Fund	94,839,044	2,853,836	2,156,359	925,881	(41,010)	(1,275,443)	94,220,068
Fidelity Series Large Cap Stock Fund	6,588,060	32,549	659,583	-	256,447	193,153	6,410,626
Fidelity Series Large Cap Value Index Fund	688,909	18,520	50,717	-	10,149	18,413	685,274
Fidelity Series Long-Term Treasury Bond Index Fund	10,817,830	316,214	249,006	79,458	(50,965)	(279,898)	10,554,175
Fidelity Series Opportunistic Insights Fund	3,921,024	19,289	503,780	-	82,794	293,434	3,812,761
Fidelity Series Overseas Fund	7,588,448	37,932	482,887	-	86,462	250,126	7,480,081
Fidelity Series Real Estate Income Fund	473,341	9,628	106,206	7,067	(5,192)	8,629	380,200
Fidelity Series Short-Term Credit Fund	3,737,976	47,573	110,030	25,038	(2,023)	(13,283)	3,660,213
Fidelity Series Small Cap Core Fund	-	13,872	815	8	(20)	625	13,662
Fidelity Series Small Cap Opportunities Fund	2,209,098	45,572	226,569	-	29,218	84,253	2,141,572
Fidelity Series Stock Selector Large Cap Value Fund	4,137,682	40,196	327,346	-	23,385	160,301	4,034,218
Fidelity Series Value Discovery Fund	4,227,589	73,297	294,494	-	4,250	120,207	4,130,849
	268,631,509	7,303,083	11,350,557	1,467,142	670,280	1,135,458	266,389,773

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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